As filed with the Securities and Exchange Commission on April 8, 1999
                                        Registration No. 333-________


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ___________________

                       Post Effective Amendment No. 1 to
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              ___________________

                               C. R. BARD, INC.
            (Exact name of registrant as specified in its charter)
               New Jersey                            22-1454160
      (State or other jurisdiction         (I.R.S. employer identification
    of incorporation or organization)                   no.)

                              730 Central Avenue
                         Murray Hill, New Jersey 07974
                         (Address, including zip code,
                 of registrant's principal executive offices)
                              ___________________

 1988 Directors Stock Award Plan of C. R. Bard, Inc. (as Amended and Restated)

  1993 Long Term Incentive Plan of C. R. Bard, Inc. (as Amended and Restated)

             1998 Employee Stock Purchase Plan of C. R. Bard, Inc.

                           (Full title of the plan)
                              ___________________

                             Nadia C. Adler, Esq.
                               C. R. Bard, Inc.
                              730 Central Avenue
                        Murray Hill, New Jersey  07974
                    (Name and address of agent for service)

                                (908) 277-8000
         (Telephone number, including area code, of agent for service)


              Copies of all notices, orders and communication to:

                          Philip T. Ruegger III, Esq.
                          Simpson Thacher & Bartlett
                             425 Lexington Avenue
                           New York, New York 10017


Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the 1998 Employee Stock Purchase Plan.

        Pursuant to General Instruction E for registration statements on Form S-8, the contents of the Registration Statement on Form S-8 of C. R. Bard, Inc., a New Jersey corporation, relating to the 1993 Long Term Incentive Plan of C. R. Bard, Inc. (the "Plan"), file number 33-64874, filed with the Securities and Exchange Commission on June 23, 1993, are incorporated herein by reference.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.   Plan Information.

          Not required to be filed with this Registration Statement.

Item 2. Registrant Information and Employee Plan Annual Information. Not required to be filed with this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

        Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 4.   Description of Securities.

        Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 5.   Interests of Named Experts and Counsel.

        Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 6.   Indemnification of Directors and Officers.

        Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

Item 7.   Exemption from Registration Claimed.

        Not Applicable.

Item 8.   List of Exhibits.

        3.1 Restated Certificate of Incorporation of C. R. Bard, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-3 dated June 14, 1996, file number 333-05997)

        5.1 Opinion of Richard A. Flink, Esq., regarding legality of securities being registered*

        23.1    Consent of Arthur Andersen LLP**

        23.2    Consent of Richard A. Flink, Esq. (included in Exhibit 5.1)*

        24.1    Powers of Attorney*
________________________
*    Previously filed
**   Filed herewith

Item 9.   Undertakings.
        Not required to be filed with this Registration Statement pursuant to General Instruction E for registration statements on Form S-8.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Borough of New Providence at Murray Hill, State of New Jersey, on the 7th day of April, 1999.

                                         C. R. BARD, INC.

                                         By:  /s/William H. Longfield
                                            ----------------------------------
                                            Name:    William H. Longfield
                                            Title:    Chairman and Chief
                                                       Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment has been signed below by or on behalf of the following persons in the capacities indicated on the 7th day of April, 1999.

               Signature                                 Title
               ---------                                 -----

     /s/William H. Longfield                   Chairman and Chief Executive
---------------------------------------          Officer and Director
     William H. Longfield                     (Principal Executive Officer)

      /s/Charles P. Slacik                      Senior Vice President and
---------------------------------------         Chief Financial Officer
        Charles P. Slacik                     (Principal Financial Officer)

                 *                            Vice President and Controller
---------------------------------------       (Principal Accounting Officer)
        Charles P. Grom


                 *
---------------------------------------        Director
        Joseph F. Abely, Jr.


                 *
---------------------------------------        Director
        Marc C. Breslawsky



                 *
---------------------------------------
       William T. Butler, M.D.                 Director



                 *
---------------------------------------        Director
       Daniel A. Cronin, Jr.

                 *
---------------------------------------        Director
        T. Kevin Dunnigan



                 *
---------------------------------------        Director
        Regina E. Herzlinger



                 *
---------------------------------------        Director
        Robert P. Luciano



---------------------------------------        Director
        Anthony Welters


                 *
---------------------------------------        Director
         Tony L. White



*By: /s/William H. Longfield
     ----------------------------------
    William H. Longfield
    Attorney-In-Fact

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                           Description
-----------                           -----------

    3.1                               Restated Certificate ofIncorporation of
                                      C. R. Bard, Inc. (incorporated by
                                      reference to Exhibit 3.1 to the
                                      Company's Registration Statement on
                                      Form S-3 dated June 14, 1996, file
                                      number 333-05997)

    5.1 Opinion of Richard A. Flink, Esq., regarding legality of securities being registered*

    23.1                              Consent of Arthur Andersen LLP**

    23.2                              Consent of Richard A. Flink, Esq.
                                      (included in Exhibit 5.1)*

    24.1                              Powers of Attorney*

________________________
*    Previously filed

**   Filed herewith

                                                                  EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To C. R. Bard, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference in this post-effective amendment of our report dated January 26, 1999 included in C. R. Bard, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this post-effective amendment.



                                              /s/ Arthur Andersen LLP
                                              -------------------------
                                              ARTHUR ANDERSEN LLP



Roseland, New Jersey
April 5, 1999